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Prospectus Supplement - March 20, 2000*

AXP Research Opportunities Fund (S-6356-99E) (9/99)

The following paragraph replaces the first paragraph in the Investment Strategy section at page 3p in the prospectus:

The Fund primarily invests in securities of companies that comprise the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The Fund does not seek to replicate the S&P 500. Rather, it invests in securities within the universe of S&P 500 stocks that are believed to be undervalued or are believed to offer potential for long-term growth. Under normal market conditions, at least 65% of the Fund's assets will be invested in equity securities. The Fund may invest more than 25% of its total assets in equity securities of companies included in the S&P 500 that are primarily engaged in either the utilities or the energy industry. The Fund will concentrate its investments in either of these industries only to the extent that the S&P 500 becomes heavily weighted in that industry.








S-6356-21 A (3/00)


Valid until next prospectus update.
*Destroy September 29, 2000.